Fourth Quarter and Full Year 2018 Results Presentation Wednesday, March 13, 2019

Agenda Prepared Remarks Jeff Edison - Chairman and CEO • Highlights • Portfolio Update Devin Murphy - CFO • Financial Results • Balance Sheet • Share Repurchase Program Jeff Edison - Chairman and CEO • 2019 Initiatives Question and Answer Session www.phillipsedison.com/investors 2

Forward-Looking Statement Disclosure This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the quality of the Company’s portfolio of grocery-anchored shopping centers and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or other words. Such forward-looking statements are subject to various risks and uncertainties, including the risks that are described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. www.phillipsedison.com/investors 3

Highlights Fourth Quarter 2018 Highlights • Completed $1.9 billion merger with Phillips Edison Grocery Center REIT II, Inc. (“REIT II”), acquiring 86 shopping centers • Entered into joint venture with Northwestern Mutual valued at $359 million • Together with REIT II, surpassed $1.0 billion of total stockholder distributions • Net income totaled $79.2 million • Funds from operations (“FFO”) increased by $0.10 to $0.14 per diluted share versus Q4 2017 • Total FFO represented 102.4% of total distributions made during the quarter Full Year 2018 Highlights • Net income totaled $47.0 million • FFO increased by $0.22 to $0.65 per diluted share versus 2017 • Total FFO represented 101.8% of total distributions made during the year • Pro forma same-center net operating income (“NOI”)(1) increased 3.7% versus 2017 1) Pro forma NOI reflects assets acquired from the merger with Phillips Edison Grocery Center REIT II, Inc. (“REIT II”) in November 2018 and assets acquired from Phillips Edison Limited Partnership (“PELP”) in October 2017. See Appendix for more information. www.phillipsedison.com/investors 4

Strategic Merger with REIT II Positions PECO for Increased Growth & Liquidity 1. Maintains exclusive grocery focus 2. Increases size, scale, and market prominence 3. Improves demographics and earnings quality 4. Better positions combined company for liquidity 5. No internalization or disposition fees paid; advisory fees terminated 6. Management, together as a group, is the combined company’s largest stockholders – together owning approximately 7.3%, or $262 million – aligning management and stockholder interests All positive steps toward a full-cycle liquidity event for stockholders www.phillipsedison.com/investors 5

Northwestern Mutual Joint Ventures PECO and Phillips Edison Grocery Center REIT III, Inc. (“PECO III”), currently sponsored and managed by PECO, entered into separate joint ventures with Northwestern Mutual, one of the country’s largest and most experienced commercial real estate investors. PECO JV PECO III JV Equity - PECO 15% Equity - PECO III 10% Equity - NM 85% Equity - NM 90% Total JV Value $359 M Total JV Value $47 M Assets 17 Assets 3 Proceeds from the PECO joint venture will be deployed to delever PECO’s balance sheet, fund redevelopment projects, and further expand PECO’s portfolio of grocery-anchored centers. PECO will continue to provide asset management and property management services for all properties in both joint ventures. The joint ventures reflect the strength of both the PECO and PECO III portfolios - and affirm PECO as a leading asset manager of grocery-anchored real estate. www.phillipsedison.com/investors 6

Investment Management Business • Our investment management business currently provides asset and real estate management for 37 properties currently owned by third parties totaling approximately $680 million ⦁ Grocery Retail Partners I, LLC (“GRP I”) - joint venture (“JV”) with Northwestern Mutual: 17 properties ⦁ Grocery Retail Partners II, LLC (“GRP II”) - JV between Northwestern Mutual and Phillips Edison Grocery Center REIT III, Inc.: 3 properties ⦁ Necessity Retail Partners - JV with TPG Real Estate: 13 properties ⦁ PECO III: 2 properties ⦁ Phillips Edison Limited Partnership: 2 properties • Ongoing fee revenue provides consistent, recurring income streams and is an opportunity for PECO to continue to grow without additional investment • Leverages and strengthens PECO’s operating platform to deliver property management, asset management, and tenant support services • Enhances the PECO brand with key constituencies in the private and public investor markets www.phillipsedison.com/investors Property count as of December 31, 2018 7

Portfolio Overview December 31, 2018 Wholly-owned Properties 303 Leading Grocery Anchors 38 States 32 Square Feet 34.4 million Total Leased Occupancy 93.2% In-line Leased Occupancy 84.9% Rent from grocer, national and regional tenants* 76.8% www.phillipsedison.com/investors *Reflects entire portfolio, including joint venture interests. 8

Portfolio Results at December 31, 2018 Annualized Base Rent by Tenant Type Annualized Base Rent by Tenant Industry Top 5 Grocers by % of Annualized Base Rent Grocer % of ABR # of Locations Kroger 6.7% 69 Publix 5.5% 58 Ahold Delhaize 4.5% 26 Albertsons-Safeway 4.3% 32 Walmart 2.7% 16 Top 5 Subtotal 23.7% 201 We calculate annualized base rent as monthly contractual rent as of December 31, 2018, multiplied by 12 months. Data reflects entire portfolio, including our pro-rata joint venture interests. www.phillipsedison.com/investors 9

Q4 2018 Pro Forma Same-Center NOI Three Months Ended December 31, (in thousands) 2018 2017 $ Change % Change Revenues:(1) Rental income(2) $ 87,106 $ 86,019 $ 1,087 1.3% Tenant recovery income 28,818 30,900 (2,082) (6.7)% Other property income 645 576 69 12.0% Total Revenues 116,569 117,495 (926) (0.8)% Operating expenses:(1) Property operating expenses 19,438 20,541 (1,103) (5.4)% Real estate taxes 16,846 17,114 (268) (1.6)% Total Expenses 36,284 37,655 (1,371) (3.6)% Total Pro Forma Same-Center NOI $ 80,285 $ 79,840 $ 445 0.6% (1) Same-Center represents 280 same-center properties, including 71 same-center properties acquired in the merger with REIT II and 74 same-center properties acquired in the PELP transaction. For additional information and details about the merger with REIT II and PELP operating results included herein, as well as a reconciliation from Net Loss to Pro Forma Same-Center NOI, refer to the appendix of this presentation. (2) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income. www.phillipsedison.com/investors 10

2018 Pro Forma Same-Center NOI Twelve Months Ended December 31, (in thousands) 2018 2017 $ Change % Change Revenues:(1) Rental income(2) $ 348,765 $ 341,382 $ 7,383 2.2% Tenant recovery income 117,796 115,849 1,947 1.7% Other property income 2,193 2,130 63 3.0% 468,754 459,361 9,393 2.0% Operating expenses:(1) Property operating expenses 74,103 76,621 (2,518) (3.3)% Real estate taxes 69,194 68,873 321 0.5% 143,297 145,494 (2,197) (1.5)% Total Pro Forma Same-Center NOI $ 325,457 $ 313,867 $ 11,590 3.7% (1) Same-Center represents 280 same-center properties, including 71 same-center properties acquired in the merger with REIT II and 74 same-center properties acquired in the PELP transaction. For additional information and details about the merger with REIT II and PELP operating results included herein, as well as a reconciliation from Net Loss to Pro Forma Same-Center NOI, refer to the appendix of this presentation. (2) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income. www.phillipsedison.com/investors 11

Q4 2018 Financial Results Three Months Ended December 31, (in thousands) 2018 2017 $ Change % Change Net Income (Loss) $ 79,155 $ (33,255) $ 112,410 NM Adjustments(1) (39,991) 41,387 (81,378) NM FFO Attributable to Stockholders and 39,164 8,132 31,032 NM Convertible Noncontrolling Interests(2) Adjustments(3) 4,723 30,796 (26,073) NM MFFO $ 43,887 $ 38,928 $ 4,959 12.7% Diluted FFO Attributable to Stockholders and $ 0.14 $ 0.04 $ 0.10 NM Convertible Noncontrolling Interests(2)/Share Diluted MFFO/Share $ 0.16 $ 0.17 $ (0.01) (5.9)% 1. Adjustments include depreciation and amortization of real estate assets, adjustments for impairment losses on depreciable real estate, gain on the sale or contribution of property, net, adjustments related to unconsolidated joint ventures, and noncontrolling interest not convertible into common stock. 2. Non controlling interest = Phillips Edison Grocery Center Operating Partnership I, L.P. operating partnership units (“OP Units”) 3. Adjustments include transaction and acquisition expenses, amortization of above- and below market leases, amortization and depreciation of corporate assets, loss (gain) on extinguishment of debt, straight-line rent, amortization of market debt adjustment, change in fair value of earn-out liabilities and derivatives, certain other one-time costs, and other. * See Appendix for a complete reconciliation of net income (loss) to FFO and MFFO www.phillipsedison.com/investors 12

2018 Full Year Financial Results Twelve Months Ended December 31, (in thousands) 2018 2017 $ Change % Change Net Income (Loss) $ 46,975 $ (41,718) $ 88,693 NM Adjustments(1) 109,247 125,868 (16,621) (13.2)% FFO Attributable to Stockholders and 156,222 84,150 72,072 85.6% Convertible Noncontrolling Interests(2) Adjustments(3) 10,218 41,033 (30,815) NM MFFO $ 166,440 $ 125,183 $ 41,257 33.0% Diluted FFO Attributable to Stockholders and $ 0.65 $ 0.43 $ 0.22 51.2% Convertible Noncontrolling Interests(2)/Share Diluted MFFO/Share $ 0.69 $ 0.64 $ 0.05 7.8% 1. Adjustments include depreciation and amortization of real estate assets, adjustments for impairment losses on depreciable real estate, gain on the sale or contribution of property, net, adjustments related to unconsolidated joint ventures, and noncontrolling interest not convertible into common stock. 2. Non controlling interest = Phillips Edison Grocery Center Operating Partnership I, L.P. operating partnership units (“OP Units”) 3. Adjustments include transaction and acquisition expenses, amortization of above- and below market leases, amortization and depreciation of corporate assets, loss (gain) on extinguishment of debt, straight-line rent, amortization of market debt adjustment, change in fair value of earn-out liabilities and derivatives, certain other one-time costs, and other. * See Appendix for a complete reconciliation of net income (loss) to FFO and MFFO www.phillipsedison.com/investors 13

Debt Profile & Maturity Ladder December 31, 2018 Net Debt to Enterprise Value* 40.6% Weighted-Average Interest Rate 3.5% Weighted-Average Years to Maturity 4.9 Fixed-Rate Debt 90.1% Variable-Rate Debt 9.9% *See Appendix for a complete calculation of net debt to total enterprise value www.phillipsedison.com/investors 14

Share Repurchase Program • During 2018, PECO repurchased 4.9 million shares totaling $53.8 million • The next standard repurchase is expected to be at the end of July 2019 although funds made available will likely be less than total requests received • At the closing of the merger, the combined company was required to reset its share repurchase queue. As a result, all repurchase requests previously on file were terminated at the time of the merger with REIT II on November 16, 2018. • Investors wishing to continue their participation in the SRP must submit a new share repurchase request with DST to be included in the next standard repurchase, if they have not done so already • Requests received since November 16, 2018 that are on file and in good order, and have not been fully executed (due to pro-rata redemptions), will remain on file for future redemptions. www.phillipsedison.com/investors 15

2019 Initiatives • Continued focus on growth and efficiency at the property level ⦁ Driving leasing volume, leasing spreads and renewals ⦁ Investment in redevelopment and repositioning projects to provide greater growth and returns • Expand disposition program to recycle capital into higher-quality, better-performing assets • Monetize certain assets and capture value to delever balance sheet to be more reflective of our publicly traded peers • Grow our investment management business and its recurring high-margin revenue • Effective August 2019: Current CFO Devin Murphy will transition to President of PECO and oversee the investment management business and SVP - Finance John Caulfield will be appointed CFO • Continued evaluation of strategic alternatives for PECO to achieve liquidity for stockholders • All are important strategies necessary to maximize our potential future valuation in the public equity markets www.phillipsedison.com/investors 16

Question and Answer Session If you are logged in to the webcast presentation, you can submit a question by typing it into the text box, and clicking submit. www.phillipsedison.com/investors 17

For More Information: InvestorRelations@PhillipsEdison.com www.phillipsedison.com DST: (888) 518-8073 Griffin Capital Securities: (866) 788-8614

Appendix

Reconciliation of Non-GAAP Financials Same-Center NOI represents the NOI for the properties that were owned and operational for the entire portion of both comparable reporting periods. For purposes of evaluating Same-Center NOI on a comparative basis, and in light of the PELP transaction as well as the merger with REIT II (the “Merger”), we are presenting Pro Forma Same-Center NOI, which is Same-Center NOI on a pro forma basis as if the PELP transaction and the Merger had occurred on January 1, 2017. This perspective allows us to evaluate Same-Center NOI growth over a comparable period. Pro Forma Same-Center NOI is not necessarily indicative of what actual Same-Center NOI and growth would have been if the PELP transaction and the Merger had occurred on January 1, 2017, nor does it purport to represent Same-Center NOI and growth for future periods. Pro Forma Same-Center NOI highlights operating trends such as occupancy rates, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Same-Center NOI, and accordingly, our Pro Forma Same-Center NOI may not be comparable to other REITs. Pro Forma Same-Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, depreciation and amortization, interest expense, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. www.phillipsedison.com/investors 20

Reconciliation of Non-GAAP Financials

PHILLIPS EDISON & COMPANY

Below is a reconciliation of Net income (loss) to NOI for real estate investments and Pro Forma Same-Center NOI for the three and twelve months ended December 31, 2018 and 2017 (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
Net income (loss)	$ 79,155	$ (33,255)	$ 46,975	$ (41,718)
Adjusted to exclude:				
Fees and management income	(6,103)	(8,156)	(32,926)	(8,156)
Straight-line rental income	(1,594)	(854)	(5,173)	(3,766)
Net amortization of above- and below-market leases	(982)	(1,010)	(3,949)	(1,984)
Lease buyout income	(404)	(201)	(519)	(1,321)
General and administrative expenses	12,922	10,974	50,412	36,878
Transaction expenses	3,331	5,954	3,331	15,713
Vesting of Class B units	—	24,037	—	24,037
Termination of affiliate arrangements	—	—	—	5,454
Depreciation and amortization	52,779	46,190	191,283	130,671
Impairment of real estate assets	13,086	—	40,782	—
Interest expense, net	21,476	17,124	72,642	45,661
Gain on sale and contribution of property, net	(103,744)	(1,760)	(109,300)	(1,760)
Other	(1,230)	80	1,389	(881)
Property management allocations to third-party assets under management	6,867	5,386	17,503	5,579
NOI for real estate investments	75,559	64,509	272,450	204,407
Less: NOI from centers excluded from same-center	(7,287)	(9,384)	(35,456)	(27,286)
NOI prior to October 4, 2017, from properties acquired in the PELP transaction	—	390	—	38,354
NOI prior to November 16, 2018, from same-center properties acquired in the Merger	12,967	24,325	88,463	98,392
Total Pro Forma Same-Center NOI	$ 81,239	$ 79,840	$ 325,457	$ 313,867

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Reconciliation of Non-GAAP Financials

PHILLIPS EDISON & COMPANY

NOI from the PELP properties prior to the PELP transaction and the REIT II properties prior to the merger was obtained from the accounting records of PELP and REIT II without adjustment. The accounting records were subject to internal review by us. The table below provides Same-Center NOI detail for the non-ownership periods of PELP and REIT II. For PELP, this includes the period ended October 4, 2017. For REIT II, this includes the period ended November 16, 2018 and the year ended December 31, 2017.

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
Revenues:[(1)]				
Rental income[(2)]	$ 13,553	$ 27,254	$ 95,086	$ 149,433
Tenant recovery income	5,166	10,792	35,925	51,727
Other property income	312	179	828	1,086
Total revenues	19,031	38,225	131,839	202,246
Operating expenses:[(1)]				
Property operating expenses	3,326	7,353	22,231	34,894
Real estate taxes	2,738	6,157	21,145	30,606
Total operating expenses	6,064	13,510	43,376	65,500
Total Same-Center NOI	$ 12,967	$ 24,715	$ 88,463	$ 136,746

(1) Adjusted for the same-center operating results of PELP and the Merger prior to the respective transaction dates for these periods. For additional information and details about the operating results of PELP and the Merger included herein, refer to the PELP and REIT II Same-Center NOI table below.

(2) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.

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Reconciliation of Non-GAAP Financials Funds from Operations and Modified Funds from Operations FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for impairment losses on depreciable real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We calculate FFO Attributable to Stockholders and Convertible Noncontrolling Interests in a manner consistent with the NAREIT definition, with an additional adjustment made for noncontrolling interests that are not convertible into common stock. MFFO is an additional performance financial measure used by us as FFO includes certain non-comparable items that affect our performance over time. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods. We believe it is more reflective of our core operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss) but have no impact on cash flows. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods. We believe it is more reflective of our core operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss) but have no impact on cash flows. FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and MFFO should not be considered alternatives to net income (loss) or income (loss) from continuing operations under GAAP, as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions. MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and MFFO should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Our FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and MFFO, as presented, may not be comparable to amounts calculated by other REITs. www.phillipsedison.com/investors 23

Reconciliation of Non-GAAP Financials

PHILLIPS EDISON & COMPANY

(in thousands, except per share amounts)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017[1]	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017[1]
Calculation of FFO Attributable to Stockholders and Convertible Noncontrolling Interests				
Net income (loss)	$ 79,155	$ (33,255)	$ 46,975	$ (41,718)
Adjustments:				
Depreciation and amortization of real estate assets	50,137	43,290	177,504	127,771
Impairment of real estate assets	13,086	—	40,782	—
Gain on sale or contribution of property, net	(103,744)	(1,760)	(109,300)	(1,760)
Adjustments related to unconsolidated joint ventures	560	—	560	—
FFO attributable to the company	39,194	8,275	156,521	84,293
Adjustments attributable to noncontrolling interests not convertible into common stock	(30)	(143)	(299)	(143)
FFO attributable to stockholders and convertible noncontrolling interests	$ 39,164	$ 8,132	$ 156,222	$ 84,150
Calculation of MFFO				
FFO attributable to stockholders and convertible noncontrolling interests	$ 39,164	$ 8,132	$ 156,222	$ 84,150
Adjustments:				
Transaction and acquisition expenses	3,426	6,483	3,426	16,243
Amortization of intangible corporate assets	2,642	2,900	13,779	2,900
Straight-line rent	(2,550)	(1,828)	(9,061)	(5,713)
Change in fair value of earn-out liability & derivatives	893	(48)	2,393	(201)
Noncash vesting of Class B units and termination of affiliate arrangements	—	24,037	—	29,491
Adjustments related to unconsolidated joint venture	167	—	167	—
Other	145	(748)	(486)	(1,687)
MFFO	$ 43,887	$ 38,928	$ 166,440	$ 125,183
FFO Attributable to Stockholders and Convertible Noncontrolling Interests/MFFO per share				
Weighted-average common shares outstanding - diluted[2]	276,766	227,239	241,367	196,506
FFO Attributable to Stockholders and Convertible Noncontrolling Interests per share - diluted	$ 0.14	$ 0.04	$ 0.65	$ 0.43
MFFO per share - diluted	$ 0.16	$ 0.17	$ 0.69	$ 0.64

(1) Certain prior period amounts have been restated to conform with current year presentation.

(2) PECO OP units and restricted stock awards were dilutive to FFO Attributable to Stockholders and Convertible Noncontrolling Interests and MFFO for the three and twelve months ended December 31, 2018 and 2017 and, accordingly, were included in the weighted average common shares used to calculate diluted FFO Attributable to Stockholders and Convertible Noncontrolling Interests/MFFO per share.

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Net Debt to Total Enterprise Value Our debt is subject to certain covenants and, as of December 31, 2018, we were in compliance with the restrictive covenants of our outstanding debt obligations. We expect to continue to meet the requirements of our debt covenants over the short- and long-term. Our debt to total enterprise value and debt covenant compliance as of December 31, 2018, allows us access to future borrowings as needed. The following table presents our calculation of net debt to total enterprise value as of December 31, 2018 and December 31, 2017 (dollars in thousands): 2018 2017 Net debt: Total debt, excluding below-market adjustments and deferred financing costs $ 2,461,438 $ 1,817,786 Less: Cash and cash equivalents 16,791 5,716 Total net debt $ 2,444,647 $ 1,812,070 Enterprise value: Total net debt $ 2,444,647 $ 1,812,070 Total equity value(1) 3,583,029 2,526,557 Total enterprise value $ 6,027,676 $ 4,338,627 Net debt to total enterprise value 40.6% 41.8% (1) Total equity value is calculated as the product of the number of diluted shares outstanding and the estimated net asset value per share at the end of the period. There were and 324.6 million and 229.7 million diluted shares outstanding as of December 31, 2018 and 2017, respectively. www.phillipsedison.com/investors 25